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                                                                Exhibit 99(h)(i)

                                [       ] SHARES

                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND

                      COMMON SHARES OF BENEFICIAL INTEREST

                             UNDERWRITING AGREEMENT

                                                                  May [  ], 2006

Raymond James & Associates, Inc.
     As Representative of the Several Underwriters
           c/o Raymond James & Associates, Inc.
     880 Carillon Parkway
           St. Petersburg, Florida  33716

Dear Sirs:

     The undersigned, Claymore/Raymond James SB-1 Equity Fund, a Delaware statutory trust (the "FUND"), Claymore Advisors, LLC, a Delaware limited liability company (the "ADVISER"), and Raymond James & Associates, Inc., a Florida corporation (the "SUB-ADVISER"), address you as an Underwriter and as the Representative (the "REPRESENTATIVE") of each of the other persons, firms and corporations, if any, listed in Schedule I hereto (together with you, herein collectively called "UNDERWRITERS"). The Fund proposes to issue and sell an aggregate of [ ] shares (the "FIRM SHARES") of its common shares of beneficial interest, $0.01 par value per share (the "COMMON SHARES"), to the several Underwriters. The Fund also proposes to sell upon the terms and conditions contained in Section 2 hereof, up to [ ] additional Common Shares (the "ADDITIONAL SHARES" which together with the Firm Shares are hereinafter collectively referred to as the "SHARES").

     The Fund, the Adviser and the Sub-Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

     The Fund has entered into an investment advisory agreement with the Adviser dated May [ ], 2006 (the "ADVISORY AGREEMENT"), an investment sub-advisory agreement with the Adviser and the Sub-Adviser dated May [ ], 2006 (the "SUB-ADVISORY AGREEMENT"), a Custody Agreement with The Bank of New York dated May [ ], 2006 (the "CUSTODY AGREEMENT"), an Administration Agreement with Claymore Advisors, LLC dated May [ ],

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2006 (the "ADMINISTRATION AGREEMENT"), a Transfer Agency and Service Agreement
with The Bank of New York dated May [ ], 2006 (the "TRANSFER AGENCY AGREEMENT"), a Fund Accounting Agreement with The Bank of New York dated May [ ], 2006 (the "FUND ACCOUNTING AGREEMENT") and a Subscription Agreement with Claymore Securities, Inc. dated May [ ], 2006 (the "SUBSCRIPTION AGREEMENT"). Collectively, the Advisory Agreement, the Sub-Advisory Agreement, the Custody Agreement, the Administration Agreement, the Transfer Agency Agreement, the Fund Accounting Agreement and the Subscription Agreement are herein referred to as the "FUND AGREEMENTS." Collectively, the Advisory Agreement and the Sub-Advisory Agreement are herein referred to as the "ADVISORY AGREEMENTS." This Underwriting Agreement is herein referred to as the "AGREEMENT."

          1. REGISTRATION STATEMENT AND PROSPECTUS. The Fund has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 ACT"), the Investment Company Act of 1940, as amended (the "1940 ACT"), and the rules and regulations of the Commission under the 1933 Act (the "1933 ACT RULES AND REGULATIONS") and the 1940 Act (the "1940 ACT RULES AND REGULATIONS" and together with the 1933 Act Rules and Regulations, the "RULES AND REGULATIONS") a registration statement on Form N-2 (File No. 333-132314 under the 1933 Act) (the "REGISTRATION STATEMENT"), including a prospectus and statement of additional information relating to the Shares, and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (File No. 811-21863 under the 1940 Act, the "1940 ACT NOTIFICATION"), and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "RULE 462 REGISTRATION STATEMENT"). The term "REGISTRATION STATEMENT" as used in this Agreement means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the respective Underwriters (the "EFFECTIVE TIME") including
(i) all documents filed as a part thereof or incorporated by reference therein,
(ii) any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the 1933 Act and deemed to be part of the registration statement at the Effective Time pursuant to Rule 430A under the 1933 Act, and (iii) any Rule 462 registration statement.

     The Fund has furnished to you, for use by the Underwriters and by dealers in connection with the public offering of the Shares, copies of one or more preliminary prospectuses (including a preliminary statement of additional information) relating to the Shares. Except where the context otherwise requires, "PREPRICING PROSPECTUS," as used herein, means the preliminary prospectus and preliminary statement of additional information subject to completion in the form included in Pre-Effective Amendment No. 1 to the registration statement and each subsequent preliminary prospectus (including a

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preliminary statement of additional information), in the form so subsequently furnished by the Fund to you for such use.

     Except where the context otherwise requires, "PROSPECTUS," as used herein, means the prospectus (including the statement of additional information) filed by the Fund with the Commission (i) pursuant to Rule 497(h) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) or (ii) pursuant to Rule 497(b) under the Securities Act on or before the fifth business day after the date hereof (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus (including the final statement of additional information) included in the Registration Statement at the Effective Time, in each case in the form furnished by the Fund to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

     "RULE 482 MATERIALS" as used herein means those advertising material, sales literature or other promotional materials or documents authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Adviser, the Sub-Adviser or any representative thereof for use in connection with the public offering or sale of the Shares; provided, however, that Rule 482 Materials do not include any slides, tapes or other materials or documents that constitute a "written communication" (as defined in Rule 405 under the Securities Act) used in connection with a "road show" (as defined in Rule 433 under the Securities
Act) related to the offering of Shares contemplated hereby (collectively, "ROAD SHOW MATERIALS").

     "STATUTORY PROSPECTUS" as used herein (including, but not limited to, for the purpose of Section 9 of this Agreement) includes any Prepricing Prospectus, any Rule 482 Materials and the Prospectus and any amendments or supplements to the foregoing.

     The Fund has prepared and filed, in accordance with Section 12 of Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "1934 ACT"), a registration statement (as amended, the "1934 ACT REGISTRATION STATEMENT") on Form 8-A (File No. [___]) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Common Shares.

     2. AGREEMENTS TO SELL AND PURCHASE. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price of $19.10 per Share (the "PRICE PER SHARE"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

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     The Fund also agrees, subject to all the terms and conditions set forth herein, to issue and to sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Fund, at the purchase price per share, pursuant to an option (the "OVER-ALLOTMENT OPTION"), Additional Shares. The over-allotment option may be exercised, in whole or in part, once by you on behalf of the Underwriters, (or twice as mutually agreed by the Fund and you) at any time prior to 9:00 A.M., New York time, on the 45th day after the date of the Prospectus (or if such 45th day shall be a Saturday or a Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange (the "NYSE") is open for trading), Additional Shares. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Shares. Upon any exercise in whole or in part of the over-allotment option, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser, herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund the number of Additional Shares (subject to such adjustments as you may determine to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I (or such number of Firm Shares increased as set forth in Section 11 hereof) bears to the aggregate number of Firm Shares.

     3.   TERMS OF OFFERING.

          (a) The Fund, the Adviser and the Sub-Adviser have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares to "U.S. PERSONS" (as such term is defined in Rule 902 of the 1933 Act Rules and Regulations) as soon after the Registration Statement has become effective and this Agreement has been executed and delivered as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus. "NON-U.S. PERSON" shall mean all persons other than U.S. Persons.

          (b) The Fund, the Adviser and the Sub-Adviser have been advised by you that the Underwriters may make private offerings of a portion of their respective portions of the Shares to Non-U.S. Persons as soon after the Registration Statement has become effective and this Agreement has been executed and delivered as in your judgment is advisable. The Underwriters, jointly and severally, represent and warrant to the Fund, the Adviser and the Sub-Adviser that (i) any such offering of Shares to Non-U.S. Persons shall be made in compliance with all laws, rules or

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     regulations of any jurisdiction applicable to such offering and (ii) no such offering of Shares to Non-U.S. Persons shall be made in a manner that would require the Fund to make or obtain any consent, approval, authorization or order of or registration or filing with any governmental, regulatory, self-regulatory or administrative agency of any jurisdiction other than the United States.

     4.   DELIVERY OF SHARES AND PAYMENTS THEREFOR.

          (a) Delivery to the Underwriters of and payment to the Fund for the Firm Shares and compensation of the Underwriters with respect thereto shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois, at 10:00 a.m. New York time on [ ], 2006 (the "CLOSING DATE"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Fund. The time on the Closing Date at which such payment and delivery of the Firm Shares are actually made is hereinafter sometimes called the "TIME OF PURCHASE."

          (b) Delivery to the Underwriters of and payment to the Fund for any Additional Shares to be purchased by the Underwriters and compensation of the Underwriters with respect thereto shall be made at the aforementioned office of Skadden, Arps, Slate, Meagher & Flom LLP at such time on such date (an "OPTION CLOSING DATE"), which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than two nor later than three business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Fund of the Underwriters' determination to purchase a number, specified in said notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Additional Shares may be varied by agreement between you and the Fund. The time on any Option Closing Date at which such payment and delivery of Additional Shares are actually made is hereinafter sometimes called the "ADDITIONAL TIME OF PURCHASE."

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          (c)    The Shares shall be registered in such names and in such
     denominations as the Underwriters shall request prior to 1:00 P.M., New York time (or such other time as the parties agree), (i) with respect to the Firm Shares, on the second business day preceding the Closing Date, and
     (ii) with respect to the Additional Shares, on the day of the giving of the written notice in respect of such Additional Shares. Certificates for Shares will be made available to you in New York for inspection and packaging not later than 9:00 A.M., New York, on the business day next preceding the Closing Date or any Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

     5. AGREEMENTS OF THE FUND, THE ADVISER AND THE SUB-ADVISER. The Fund, the Adviser and the Sub-Adviser, jointly and severally, agree with the several Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the effective date of the Registration Statement in connection with a public offering or sale. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus or certification pursuant to Rule 497(c) or
     (j), as the case may be, of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Shares after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations

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     or (iii) when the certification permitted pursuant to Rule 497(j) of the
     1933 Act Rules and Regulations has been timely filed, whichever is applicable.

          (b) The Fund, and in the case of (iii)(B) below, the Adviser or the Sub-Adviser, will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement or any Statutory Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of any Statutory Prospectus, of any written notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by (A) the Fund, any affiliate of the Fund or any representatives or attorney of the Fund of any other material communication from the Commission, or (B) the Fund, the Adviser, the Sub-Adviser, any affiliate of the Fund, the Adviser or the Sub-Adviser or any representatives or attorney of the Fund, the Adviser or the Sub-Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating, in the case of either clause (A) or (B), to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, any Statutory Prospectus (or any amendment or supplement to any of the foregoing), this Agreement, any of the Fund Agreements or either of the Advisory Agreements, and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), business, business prospects properties, net assets or results of operations of the Fund (other than as a result of changes in market conditions generally) or any event which has or would reasonably be expected to have a material adverse effect on the ability of the Adviser or the Sub-Adviser to perform their respective obligations under this Agreement or either of the Advisory Agreements, as the case may be, (other than as a result of changes in market conditions generally) or of the happening of any event (but as to each of the Fund, the Adviser and the Sub-Adviser, an event known to that respective entity) which makes any statement of a material fact made in the Registration Statement or any Statutory Prospecuts (or any amendment or supplement to any of the foregoing)

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     untrue or which requires the making of any additions to or changes in the
     Registration Statement or any Statutory Prospectus (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a Statutory Prospectus, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement or any Statutory Prospectus (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of any Statutory Prospectus (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund, the Adviser and the Sub-Adviser will use their best efforts to obtain the withdrawal of such order at the earliest possible time. If at any time the NASD, any national securities exchange, any state securities commission, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of any Statutory Prospectus (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund, the Adviser and the Sub-Adviser will use their respective best efforts to obtain the withdrawal of such order at the earliest possible time. In the case of any event set forth in the preceding two sentences, the Sub-Adviser shall, at the request of the Fund or the Adviser, cooperate with the Fund and the Adviser, as the case may be, in connection with reasonable requests made by either of them to effectuate the purposes of such sentence.

          (c) The Fund will furnish to you, without charge, three signed copies of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, with or without exhibits, as you may reasonably request.

          (d) The Fund will not (i) file any amendment to the registration statement or the Registration Statement or make any amendment or supplement to any Statutory Prospectus (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as, in the

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     opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the 1933 Act, the 1940 Act or the 1934 Act, without delivering a copy of such information, documents or reports to you, as Representative of the Underwriters, prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as reasonably possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other applicable law, rule or regulation, the Fund will forthwith notify you of such event, prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they may reasonably request; PROVIDED, HOWEVER, that if such amendment or supplement is required solely as a result of a material misstatement in or material omission from

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     the information furnished in writing by or on behalf of an Underwriter to the Fund, the Adviser or the Sub-Adviser expressly for use in the Registration Statement of the Prospectus (such information, as described in Section 14 of this Agreement, being referred to herein as the "UNDERWRITER INFORMATION"), them the Fund shall deliver such amendment or supplement at cost.

          (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; PROVIDED, HOWEVER, that the foregoing shall not apply to the extent that the Shares are "covered securities" that are exempt from state regulation of securities pursuant to Section 18 of the 1933 Act and provided, that none of the Fund, the Adviser or the Sub-Adviser shall be obligated to (i) qualify as a foreign entity in any jurisdiction where it is not so qualified or (ii) take any action that would subject the Fund, the Adviser or the Sub-Adviser to service of process in suits other than those arising out of the offering or sale of Shares or Additional Shares.

          (i) As soon as practicable, but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the effective date of the Registration Statement falls, the Fund will make generally available to its security holders an earnings statement, which need not be audited, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

          (j) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

          (k) During the period of three years hereafter, the Fund will furnish or will have furnished to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission or furnished to the NYSE and (ii) from time to time such other information concerning the Fund as you may reasonably request.

          (l) If this Agreement shall terminate or be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 11 hereof or by notice given by you terminating this Agreement pursuant to Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because (i) of any failure or refusal on the part of the Fund, the Adviser or the Sub-Adviser to comply with any material terms in this Agreement or to fulfill any of the

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     conditions of Section 10 of this Agreement required to be complied with or fulfilled by them, or (ii) the non-occurrence of any other condition of this Agreement required to occur in connection with the transactions contemplated hereby, the Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to reimburse the Representative for all out-of-pocket expenses not to exceed the amounts set forth in Section 13 of this Agreement (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          (m) The Fund will direct the investment of the net proceeds of the offering of the Shares (i) in accordance with the description set forth in the Prospectus and (ii) in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

          (n) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

          (o) The Fund will use its best efforts to have the Shares listed, subject to notice of issuance, on the NYSE concurrently with the effectiveness of the Registration Statement and to comply with the rules or regulations of such exchange.

          (p) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund, the Fund will not sell, contract to sell or otherwise dispose of, any shares of beneficial interest of the Fund or any securities convertible into or exercisable or exchangeable for shares of beneficial interest of the Fund or grant any options or warrants to purchase shares of beneficial interest of the Fund, for a period of 180 days after the date of the Prospectus, without the prior written consent of the Representative.

          (q) Except as stated in this Agreement and in the Prospectus, none of the Fund, the Adviser or the Sub-Adviser will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares.

          (r) The Fund will direct the investment of the proceeds of the offering of the Shares so as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company under the Code.

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     6.   REPRESENTATIONS AND WARRANTIES OF THE FUND, THE ADVISER AND THE
SUB-ADVISER. The Fund, the Adviser and the Sub-Adviser jointly and severally represent and warrant to each Underwriter and agree with each Underwriter that:

          (a) the Registration Statement has heretofore become effective under the 1933 Act or, with respect to any Rule 462 registration statement, will be filed with the Commission and become effective under the 1933 Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Prepricing Prospectus or Rule 482 Materials or the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Fund's knowledge, are contemplated by the Commission; the 1934 Act Registration Statement has become effective as provided in Section 12 of the 1934 Act

          (b)(i) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the Time of Purchase, each Additional Time of Purchase, if any, and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, will comply, in all material respects, with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) each Prepricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the Time of Purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (iii) each of the Rule 482 Materials complied, at the time it was first used in connection with the public offering of the Shares, and complies as of the date hereof, in all material respects with the requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the applicable rules and interpretations of the NASD and at no time during the period that begins on the time of such first use and ends at the Time of Purchase did or will any Rule 482 Materials, as then amended or supplemented, when read together with the Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iv) the Prospectus will comply, as of its date, the date that it is filed with the Commission, the Time of Purchase, each Additional Time of Purchase, if any, and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, in all material respects, with the requirements of the 1933 Act (including, without limitation, Section 10(a) of the Securities Act), the 1940 Act and the Rules and Regulations; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the Time of Purchase, the latest Additional Time of Purchase, if any, and the end of the period during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representation or warranty with respect to any statement contained in the Registration Statement or in any Statutory Prospectus in reliance upon and in conformity with the Underwriter Information.

          (c) All the outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued, are fully paid and nonassessable (except as provided in the last sentence of Section 3.8 of the Declaration) and are free of any preemptive or similar rights, the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable (except as provided in the last sentence of Section 3.8 of the Declaration) and free of any preemptive or similar rights and the shares of beneficial interest of the Fund conform in all material respects to the description thereof in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) (without giving effect to the issuance and sale of the Shares). Except for the Shares and the shares of beneficial interest issued in accordance with Section 14(a) of the 1940 Act, no other shares of beneficial interest are issued or outstanding and the capitalization of the Fund conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement to either of them).

          (d) The Fund has been duly formed and is validly existing in good standing as a statutory trust under the laws of the State of Delaware with power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have a material, adverse effect on the condition (financial or other), affairs, business or properties, whether or not occurring in the ordinary course of business ("Material Adverse Effect"), of the Fund. The Fund has no subsidiaries.

          (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described therein as required and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described therein or filed therewith as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (f) The Fund is not in violation of its Agreement and Declaration of Trust (the "Declaration"), by-laws or other organizational documents or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or in breach or default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except for such violation or such breach or default that, either individually or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Fund. The Fund maintains and will maintain processes, systems and controls sufficient to provide reasonable assurances that the Fund complies and will continue to comply in all material respects with the 1933 Act, the 1933 Act Rules and Regulations, the 1940 Act and the 1940 Act Rules and Regulations, any law, ordinance, administrative or governmental rule or regulation applicable to the Fund and any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or body or any other agency or any body or official having jurisdiction over the Fund.

          (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory, body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except as referred to in the Prospectus or the Registration Statement and such as have been already obtained, except for compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration, bylaws, or other organizational documents of the Fund or (ii)
     (A) conflicts or will conflict with or constitutes or will constitute a material breach of or a default under any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or (B) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, except for such conflict, breach, default, violation or lien, that, either alone of in the aggregate, does not have a Material Adverse Effect on the Fund. As of the date hereof, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency that would have a Material Adverse Effect on the Fund or does or would reasonably be expected to have a material and adverse effect on the ability of the Fund to perform its obligations under this Agreement of any of the Fund Agreements.

          (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no change that has or would reasonably be expected to have a Material Adverse Effect on the Fund (other than those in the ordinary course of business as described in the Prospectus), (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) which are material to the Fund and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its shares of beneficial interest.

          (i) As of the date of the report of their report contained in the Registration Statement, Ernst & Young LLP, which has audited the Statement of Assets and Liabilities included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), is an independent registered public accounting firm with respect to the Fund as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

          (j) The statement of assets and liabilities, together with related notes, included or incorporated by reference in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) presents fairly in all material respects the financial position of the Fund on the basis stated in the Registration Statement at the date indicated; such statement and related notes have been prepared in accordance with generally accepted accounting principles consistently applied except as disclosed therein.

          (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

          (l) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and each of the Fund Agreements have been duly authorized by all requisite action on the part of the Fund and this Agreement and each of the Fund Agreements have been duly executed and delivered by the Fund and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement and each of the Fund Agreements constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws (whether statutory or decisional) relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (m) Except as disclosed in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any material liability or obligation, direct or contingent and there has not been any change in the shares of beneficial interest of the Fund or its capitalization that has or would reasonably be expected to have a Material Adverse Effect on the Fund (other than those in the ordinary course of business as described in the Prospectus).

          (n) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute to the public any offering material in connection with the public offering and sale of the Shares other than the Registration Statement and any Statutory Prospectus (or any other material, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations).

          (o) The Fund (i) has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), (ii) has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund; except, with respect to each of clauses (i), (ii) and (iii) above, where the failure to obtain or perform its obligations with respect to such permits, or the restrictions set forth in such permits, either individually or in the aggregate, does not or would not reasonably be expected to have a Material Adverse Effect on the Fund.

          (p) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with the Board of Trustees' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and

     Regulations; (iii) access to assets is permitted only in accordance with the Board of Trustees' general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (q) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names (collectively, "INTELLECTUAL Property") which it does not own, possess or license or it cannot, acquire or otherwise obtain rights or use on reasonable terms, except where the failure to own, possess, license, acquire or obtain such Intellectual Property, individually or in the aggregate, does not or would not reasonably be expected to have a Material Adverse Effect on the Fund or is described in the Prospectus.

          (r) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Shares in violation of federal securities laws and no such action has been, or will be, taken by any affiliates of the Fund.

          (s) The Fund is duly registered under the 1940 Act and the Rules and Regulations as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at all times through the date hereof the 1940 Act Notification conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations has been issued or proceedings therefor initiated or, to the knowledge of the Fund or the Adviser, threatened by the Commission. The provisions of the Declaration, and the investment policies and restrictions described in each of the Registration Statement and the Prospectus, comply in all material respects with the requirements of the 1940 Act and the 1940 Act Rules and Regulations.

          (t) There are no Rule 482 Materials other than [the Investor Guide filed with the NASD on April __, 2006] and all Rule 482 Materials, if required to be filed with the NASD under the NASD's conduct rules, were so filed.

          (u) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "ADVISERS ACT RULES AND REGULATIONS").

          (v) No holder of any security of the Fund has any right to require registration of any Shares, shares of beneficial interest or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

          (w) In the event that the Fund, the Adviser or the Sub-Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Fund, the Adviser or Sub-Adviser, as applicable, will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

          (x) The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus.

          (y) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), to the Fund's knowledge, after due inquiry, no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

          (z) The Shares have been approved for listing on the NYSE, subject to official notice of issuance, and the Fund's 1934 Act Registration Statement has become effective.

     7. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser represents and warrants to each Underwriter as follows:

          (a) The Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, with limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not or would not reasonably be expected to have a Material Adverse Effect on the Adviser.

          (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under either of the Advisory Agreements for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which, if determined adversely with respect to the Adviser, would reasonably be expected to have a material adverse effect on the registration of the Adviser with the Commission.

          (c) The Adviser is not in violation of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act or the Advisers Act Rules and Regulations, any law, ordinance, administrative or governmental rule or regulation applicable to the Adviser or any decree of the Commission, the NASD, any national securities exchange, any arbitrator, any court or any regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser. The Adviser maintains and will maintain processes, systems and controls sufficient to provide reasonable assurances that the Adviser complies in all material respects and will continue to comply in all material respects with the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations, any law, ordinance, administrative or governmental rule or regulation applicable to the Adviser and any decree of the Commission, the NASD, any national securities exchange, any arbitrator, any court or any regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser.

          (d) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that, if determined adversely with respect to the Adviser, would have or would reasonably be expected to have a Material Adverse Effect on the Adviser or on its ability to perform its obligations under either of the Advisory Agreements.

          (e) Neither the execution, delivery or performance of this Agreement or the Advisory Agreements, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (i) requires the Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser (except as referred to in the Prospectus or the Registration Statement and such as have been already obtained) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the limited liability company agreement or bylaws, or other organizational documents of the Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Adviser is a party or by which the Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except in any case under clause (i) or (ii) which does not or would not reasonably be expected to have a Material Adverse Effect on the Adviser or does not or would not reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement or either of the Advisory Agreements. The Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official that would have a Material Adverse Effect on the Adviser or does not or would not reasonably be expected to have a Material Adverse Effect on the ability of the Adviser to perform its obligations under this Agreement or either of the Advisory Agreements.

          (f) The Adviser has the power and authority to enter into this Agreement and each of the Advisory Agreements; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and each of the Advisory Agreements have been duly and validly authorized by the Adviser and this Agreement and each of the Advisory Agreements have been duly executed and delivered by the Adviser and (assuming due and valid authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each of the Advisory Agreements constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws (whether statutory or decisional) relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (g) The Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) or under this

     Agreement or either of the Advisory Agreements.

          (h) The description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the applicable provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations; and such description of the Adviser and the statements attributable to the Adviser in the Registration statement or the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (i) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, there has not occurred any event that would reasonably be expected to have a Material Adverse Effect on the ability of the Adviser to perform its obligations under this Agreement or each of the Advisory Agreements.

          (j) The Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), except to the extent that any failure to have such permits would not reasonably be expected to have a Material Adverse Effect on the ability of the Adviser to perform its obligations under each of the Advisory Agreements.

          (k) This Agreement and the Advisory Agreements complies in all material respects with the applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (l) Except as stated in this Agreement, the Registration Statement or the Prospectus (or in any amendment or supplement to any of the foregoing), the Adviser has not taken any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares, in each case, in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

     8. REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER. The Sub-Adviser represents and warrants to each Underwriter as follows:

          (a) The Sub-Adviser is a corporation duly formed and validly existing in good standing under the laws of the State of Florida, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not or would not reasonably be expected to have a Material Adverse Effect on the Sub-Adviser.

          (b) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under either of the Advisory Agreements for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which, if determined adversely with respect to the Sub-Adviser, would have a material adverse effect on the registration of the Sub-Adviser with the Commission.

          (c) The Sub-Adviser maintains and will maintain processes, systems and controls sufficient to provide reasonable assurances that the Sub-Adviser complies in all material respects and will continue to comply in all material respects with the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations, any law, ordinance, administrative or governmental rule or regulation applicable to the Sub-Adviser and any decree of the Commission, the NASD, any national securities exchange, any arbitrator, any court or any regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Sub-Adviser.

          (d) There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened against the Sub-Adviser that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that, if determined adversely with respect to the Sub-Adviser, would have or would reasonably be expected to have a Material Adverse Effect on the Sub-Adviser or on its ability to perform its obligations under the Sub-Advisory Agreement.

          (e) Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement by the Sub-Adviser, nor the consummation by the Sub-Adviser of the transactions contemplated hereby or thereby (i) requires the Sub-

     Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Sub-Adviser (except as referred to in the Prospectus or the Registration Statement and such as have been already obtained) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the articles of incorporation, by-laws or other organizational documents of the Sub-Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which the Sub-Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Sub-Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, except in any case under clause (i) or (ii) which does not or would not reasonably be expected to have a Material Adverse Effect on the Sub-Adviser or does not or would not reasonably be expected to have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement. The Sub-Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official that would have a Material Adverse Effect on the Sub-Adviser or does not or would not reasonably be expected to have a Material Adverse Effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

          (f) The Sub-Adviser has the power and authority to enter into this Agreement and the Sub-Advisory Agreement; the execution and delivery of, and the performance by the Sub-Adviser of its obligations under, this Agreement and the Sub-Advisory Agreement have been duly and validly authorized by the Sub-Adviser and this Agreement and the Sub-Advisory Agreement have been duly executed and delivered by the Sub-Adviser and (assuming due and valid authorization, execution and delivery by the other parties hereto and thereto) this Agreement and the Sub-Advisory Agreement constitute the valid and legally binding agreements of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Sub-Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws (whether statutory or decisional) relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (g) The Sub-Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) or under this Agreement or the Sub-Advisory Agreement.

          (h) The description of the Sub-Adviser and its business, and the statements attributable to the Sub-Adviser, in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (i) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, there has not occurred any event that would reasonably be expected to have a Material Adverse Effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

          (j) The Sub-Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), except to the extent that any failure to have such permits would not reasonably be expected to have a Material Adverse Effect on the ability of the Sub-Adviser to perform its obligations under the Sub-Advisory Agreement.

          (k) This Agreement and the Sub-Advisory Agreement complies in all material respects with the applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (l) Except as stated in this Agreement, the Registration Statement or the Prospectus (or in any amendment or supplement to any of the foregoing), the Sub-Adviser has not taken any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares, in each case, in violation of federal securities laws and the Sub-Adviser is not aware of any such action taken or to be taken by any affiliates of the Sub-Adviser.

     9.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Statutory Prospectus (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Statutory Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriter Information; PROVIDED, HOWEVER, that the foregoing indemnification contained in this paragraph (a) with respect to the Prepricing Prospectus contained in Pre-Effective Amendment No. 1 to the registration statement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if it is shown that a copy of the Prospectus (which term as used in this proviso shall not include any statement of additional information unless specifically requested by such person) was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending; PROVIDED FURTHER, however, that the Fund will not have any obligation to indemnify and hold harmless each Underwriter with respect to any loss, damage, expense, liability or claim (including the reasonable cost of investigation), joint or several, to which such Underwriter or such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, expenses, liabilities or claims (or actions in respect thereof) arise out of, are caused by, relate to, or are based upon any untrue statement of a material fact or omission or alleged omission to state a material fact contained in the Registration Statement or Prospectus in the sections entitled "Prospectus Summary--Management of the Fund," "Management of the Fund--The Investment Adviser" and "Management of the Fund--The Sub-Adviser." The foregoing indemnity agreement shall be in addition to any liability which the Fund, the Adviser or the Sub-Adviser may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund, the Adviser or the Sub-Adviser, such Underwriter or such controlling person shall promptly notify in writing the Fund, the Adviser or the Sub-Adviser against which indemnity may be sought and the Fund, the Adviser or the Sub-Adviser, as applicable, shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund, the Adviser or the Sub-Adviser have agreed in writing to pay such fees and expenses, (ii) the Fund, the Adviser or the Sub-Adviser have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund, the Adviser or the Sub-Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund, the Adviser or the Sub-Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund, the Adviser and the Sub-Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund, the Adviser and the Sub-Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representative and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund, the Adviser and the Sub-Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund, the Adviser or the Sub-Adviser, (whether or not the Fund, the Adviser or the Sub-Adviser are actual or potential parties to such action, suit or proceeding) but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund, the Adviser and the Sub-Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph and any such controlling person from and against any loss, liability, damage or expense by reason of such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund, the Adviser and the Sub-Adviser, their directors, trustees, members, managers or partners, any officers of the Fund who sign the Registration Statement and any person who controls the Fund, the Adviser or the Sub-Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund, the Adviser and the Sub-Adviser to each Underwriter, but only with respect to the Underwriter Information relating to such Underwriter. Each Underwriter agrees, jointly and severally, to indemnify and hold harmless the Fund, the Adviser and the Sub-Adviser, their directors, trustees, members, managers or partners, any officers of the Fund who sign the Registration Statement and any person who controls the Fund, the Adviser or the Sub-Adviser within the meaning of Section 15 of the 1933 Act of Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon the failure of any offering of the Shares to Non-U.S. Persons by the Underwriters to comply with any laws, rules or regulations of any jurisdiction applicable to such offering. If any action, suit or proceeding shall be brought against the Fund, the Adviser or the Sub-Adviser, any of their directors, trustees, members, managers or partners, any such officer or any such controlling person, based on the Registration Statement, any Statutory Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to each of the Fund, the Adviser and the Sub-Adviser by paragraph (b) above (except that if the Fund, the Adviser or the Sub-Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund, the

     Adviser and the Sub-Adviser, their directors, trustees, members, managers or partners, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case, as set forth in the table on the cover page of the Prospectus. The Fund, the Adviser and the Sub-Adviser agree that as between the Fund, the Adviser and the Sub-Adviser (and solely for the purpose of allocating among such parties the total amount to be contributed by each of them to one another and without prejudice to the right of the Underwriters to receive contributions from the Fund, the Adviser and the Sub-Adviser under this Section 8(d) on a joint and several basis) the relative benefits received by the Fund, on the one hand, and the Adviser and the Sub-Adviser, on the other hand, shall be deemed to be in the same percentage as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the present value of the future revenue stream to be generate by the advisory fee to be paid by the Fund to the Adviser pursuant to the Advisory Agreement. The relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Fund, the Adviser, the Sub-Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I (or such number of Shares increased as set forth in Section 11 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall, subject to the requirements of 1940 Act Release No. 11330 and Section 17(i) of the 1940 Act, be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of each of the Fund, the Adviser and the Sub-Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser, the Sub-Adviser or their officers, directors, trustees, members, managers or partners, or any person controlling the Fund, the Adviser or the Sub-Adviser, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Adviser or the Sub-Adviser or their officers, directors, trustees, members, managers or partners, or any person controlling the Fund, the Adviser or the Sub-Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9

          (h) The indemnification provisions of this Section 9 that are applicable to the Fund are subject to any applicable limitations and provisions of Section 17(i) of the 1940 Act.

     10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by each of the Fund, the Adviser and the Sub-Adviser contained herein on and as of the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto) and the Closing Date and, with respect to any Additional Shares, any Option Closing Date; to the accuracy and completeness of all statements made by the Fund, the Adviser, the Sub-Adviser or any of their respective officers in any certificate delivered to the Representative or its counsel pursuant to this Agreement, and to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required to be made by the Fund pursuant to Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Adviser, the Sub-Adviser or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any Material Adverse Change, whether or not occurring in the ordinary course of business, in the Fund, the Adviser or the Sub-Adviser not contemplated by the Prospectus (or any amendment or supplement thereto), which in your opinion, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund, the Adviser or the Sub-Adviser which makes any statement made in the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading, if amending or supplementing the Prospectus (or any previous amendment or supplement thereto) to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares.

          (c) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Fund, dated the Closing Date and addressed to you, as the Representative of the several Underwriters, in substantially the form attached hereto as Exhibit A.

          (d) You shall have received on the Closing Date an opinion of Nicholas Dalmaso, general counsel of the Adviser, dated the Closing Date and addressed to you, as Representative of the several Underwriters, in substantially the form attached hereto as Exhibit B.

          (e) You shall have received on the Closing Date an opinion of ________________, internal counsel for the Sub-Adviser, dated the Closing Date and addressed to you, as Representative of the several Underwriters.

          (f) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated the Closing Date and addressed to you, as the Representative of the several underwriters, with respect to such matters as you may require and the Fund, the Adviser, the Sub-Adviser and their respective counsel shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

          (g) You shall have received letters addressed to you, as the Representative of the several Underwriters and dated each of the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

          (h) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of any Statutory Prospectus (or any amendment or supplement to any of the foregoing) shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or the Sub-Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, may be pending before or, to the knowledge of the Fund, the Adviser, the Sub-Adviser or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representative, (ii) there shall not have been any change in the shares of beneficial interest of the Fund or its capitalization nor any incurrence of debt by the Fund from that set forth in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), (iii) since the date of the Prospectus there shall not have been any Material Adverse Change in the Fund, the Adviser or the Sub-Adviser, (iv) none of the Fund, the Adviser or the Sub-Adviser shall have sustained any material loss or interference with their businesses from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), and (v) all of the representations and warranties of each of the Fund, the Adviser or the Sub-Adviser contained in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

          (i) None of the Fund, the Adviser, or the Sub-Adviser shall have failed at performing or complying with, or prior to the Closing Date to have performed or complied with, any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

          (j) You shall have received on the Closing Date a certificate, dated such date, of the President or a Vice President of the Fund and of the Treasurer of the

     Fund and of the President, a Vice President or Managing Director of each of the Adviser and the Sub-Adviser, dated as of the Closing Date, to the effect that (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers), the representations and warranties of the Adviser (with respect to the certificates from such officers of the Adviser), and the representations and warranties of the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any Material Adverse Change in the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser) or the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser), (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official, (v) each of the Fund (with respect to certificates from such Fund officers), the Adviser (with respect to certificates from such officers of the Adviser) and the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) has performed and complied in all material respects with all agreements that this Agreement require it to perform by such Closing Date, and (vi) with respect to the certificate from such officers of the Fund, the Fund has not incurred any material liability or obligation, direct or contingent and there has not been any change in the shares of beneficial interest of the Fund or its capitalization that has or would reasonably be expected to have a Material Adverse Effect on the Fund (other than those in the ordinary course of business as described in the Prospectus).

          (k) At Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are sufficiently satisfactory in form and substance to you and your counsel acting in good faith.

     Any certificate or document signed by any officer of the Fund, the Adviser or the Sub-Adviser and delivered to you, as the Representative of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund, the Adviser or the Sub-Adviser to each Underwriter as to the statements made therein.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to (i) the accuracy of and compliance with the representations and warranties of the Fund, the Adviser and the Sub-Adviser contained herein on and as of the Option Closing Date as though made on any Option Closing Date, (ii) satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10 except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in Sections 10 (c), (d), (e), (f), (h), (l) and (m) and this paragraph shall be dated the Option Closing Date in question and the opinions called for by Sections 10 (c), (d), (e), (f), (h), (l) and (m) shall be revised to reflect the sale of Additional Shares and (iii) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to Section 12 hereof if they existed on or prior to the Closing Date.

     11.  EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when the Registration Statement or such post-effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you, or by you by notifying the Fund.

     If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate number of Shares set forth opposite its name in Schedule I hereby bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 7 of the Raymond James Master Agreement Among Underwriters, to purchase Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect to any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

     Any notice under this Section 11 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     12. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Fund, the Adviser or the Sub-Adviser by notice to the Fund or the Adviser if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, AMEX or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been established or required by such exchanges, the Commission, NASD or other governmental authority (ii) additional governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities shall have been declared by Federal or any state's authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial, economic, legal or regulatory conditions or markets, occurs, the effect of which is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Fund, the Adviser or the Sub-Adviser by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     13. EXPENSES. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including, without limitation, the filing or registration fees prescribed by the 1933 Act, the 1934 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any Rule 482 Materials (and all amendments or supplements to any of them, except as provided in Section 5(f) of this Agreement) as may be reasonably requested for use in connection with the offering and sale of the Shares, (c) the preparation, printing, authentication, issuance and delivery of certificates (if any) for the Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Shares, (d) the registrations or qualifications of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof, (e) the fees and expenses of the Fund's independent registered public accounting firm, counsel for the Fund and of the transfer agent, (f) the expenses of delivery to the Underwriters and dealers (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, the Prepricing Prospectus, any Rule 482 Materials and all amendments or supplements to the Prospectus as may be requested for use in connection with the offering and sale of the Shares, (g) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Shares, (h) the filing fees in connection with any filings required to be made with the NASD, (i) the transportation, lodging, graphics and other expenses related to the Fund's preparation for and participation by the Fund or its promoters in the road show and (j) the listing of the Shares on the NYSE.

     Notwithstanding the foregoing, in the event that the sale of the Shares is not consummated pursuant to Section 2 hereof, the Adviser or the Sub-Adviser will pay the costs and expenses of the Fund set forth above in this Section 13(a) through (i), and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with Section 5(l) hereof.

     14. INFORMATION FURNISHED BY THE UNDERWRITERS. The Fund, the Adviser and the Sub-Adviser each acknowledge, and the Underwriters severally confirm, that the statements in the Prospectus with respect to (i) the "Public Offering Price" of the Shares as set forth on the cover page of the Prospectus and (ii) the information under the caption "Underwriting" in the Prospectus constitute the only Underwriter Information. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

     15. MISCELLANEOUS. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Adviser, 2455 Corporate Drive West, Lisle,

Illinois 60532, Attention: Nicholas Dalmaso, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606,
Attention: Thomas A. Hale, Esq. (b) if to the Sub-Adviser or to you, as Representative of the Underwriters, at the office of Raymond James & Associates, Inc. at 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention: Loren Moody, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108, Attention: Thomas A. DeCapo, Esq.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Adviser, the Sub-Adviser, their officers, directors, trustees, members, managers, partners, and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" or the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

     16. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement as of the date set forth above among the Fund, the Adviser, the Sub-Adviser and the several Underwriters.

                                                 Very truly yours,

                                                 CLAYMORE/RAYMOND JAMES
                                                 SB-1 EQUITY FUND


                                                 By:
                                                    ---------------
                                                  Title:


                                                 CLAYMORE ADVISORS, LLC


                                                 By:
                                                    ---------------
                                                  Title:


                                                 RAYMOND JAMES &
                                                 ASSOCIATES, INC.


                                                 By:
                                                    ---------------
                                                  Title:

Confirmed as of the date
first above written on
behalf of themselves and
the other several Under-
writers named in Schedule
I hereto.

AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS

By:  RAYMOND JAMES & ASSOCIATES, INC.


     By:
          -----------------------------
          Title: Director

                                   SCHEDULE I

                                    EXHIBIT A

          FORM OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP FUND OPINION

     1. The Fund is in good standing and has a legal existence as a statutory trust under the Delaware Statutory Trust Act.

     2. The Fund has the necessary power and authority under the Delaware Statutory Trust Act as a statutory trust to execute, deliver and perform all of its obligations under the Underwriting Agreement and the Fund Agreements specifically identified in such opinion )the "Transaction Documents"). The execution and delivery by the Fund of the Underwriting Agreement and the Transaction Documents and the consummation by the Fund of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Fund under the Delaware Statutory Trust Act. Each of the Underwriting Agreement and the Transaction Documents has been duly executed and delivered by the Fund under the Applicable Laws of the State of Delaware.

     3. Each of the Transaction Documents (other than the Advisory Agreement and the Sub-Advisory Agreement) constitutes the valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms under the Applicable Laws of the State of New York. Each of the Advisory Agreement and the Sub-Advisory Agreement constitutes the valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms under the Applicable Laws of the State of Delaware.

     4. The execution and delivery by the Fund of the Underwriting Agreement and of each of the Transaction Documents and the performance by the Fund of its obligations under the Underwriting Agreement and each of the Transaction Documents, each in accordance with its terms, do not (i) conflict with the Declaration or By-Laws of the Fund, (ii) constitute a violation of, or a default under, any Applicable Contract or (iii) cause the creation of any security interest or lien upon any of the property of the Fund pursuant to any Applicable Contract. Such counsel need not express any opinion, however, as to whether the execution, delivery or performance by the Fund of the Underwriting Agreement or any of the Transaction Documents will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Fund.

     5. Neither the execution, delivery or performance by the Fund of its obligations under the Underwriting Agreement or the Transaction Documents nor the compliance by the Fund with the terms and provisions thereof will contravene any provision of Applicable Law or the 1940 Act or the 1940 Act Rules and Regulations in any material respect.

     6. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution, delivery or performance of the Underwriting Agreement or any of the Transaction Documents.

     7. Neither the execution, delivery or performance by the Fund of its obligations under the Underwriting Agreement or the Transaction Documents nor compliance by the Fund with the terms and provisions thereof will contravene any Applicable Order.

     8. The Fund is registered with the Commission pursuant to Section 8 of the 1940 Act as a diversified, closed-end management investment company; and the Declaration and By-Laws comply in all material respects with the 1940 Act and the 1940 Act Rules and Regulations.

     9. The Fund has an authorized capitalization as set forth in the Prospectus (without giving effect to the issuance and sale of the Shares to you pursuant to the Underwriting Agreement); all of the outstanding Common Shares have been duly authorized and validly issued, and are fully paid and non-assessable (except as provided in the last sentence of Section 3.8 of the Declaration), representing undivided beneficial ownership interests in the assets of the Fund; the Shares have been duly authorized by all necessary action of the Fund under the Delaware Statutory Trust Act and, when issued to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and non-assessable (except as provided in the last sentence of Section 3.8 of the Declaration), representing undivided beneficial ownership interests in the assets of the Fund; the Certificate complies in all material respects with the applicable requirements of the Declaration, the By-Laws and the Delaware Statutory Trust Act, in each case as in effect on the date hereof. In rendering the opinion set forth in this paragraph 9, we have assumed that if a holder of Common Shares requests a certificate representing such holder's Common Shares, such certificate will conform to the specimen examined by us and will have been signed by an authorized officer of the transfer agent and registrar for the Common Shares and registered by such transfer agent and registrar.

     10. No holders of outstanding Common Shares are entitled as such to any preemptive or other rights to subscribe for any Shares under any Applicable Contract, under the Declaration or By-Laws or under the Delaware Statutory Trust Act.

     11. The statements set forth under the heading "Description of Capital Structure" in the Prospectus, insofar as such statements purport to summarize certain provisions of the 1940 Act, the Delaware Statutory Trust Act, the Common Shares or the Declaration, fairly summarize such provisions in all material respects.

     12. To the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Fund is a party that are required to be disclosed in the Prospectus pursuant to Item 12 of Form N-2 that are not so disclosed.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Fund, the Adviser, the Sub-Adviser, representatives of the independent accountants of the Fund and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Such counsel shall state that they do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus and have made no independent check or verification thereof.

     On the basis of the foregoing, such counsel shall state that (i) the Registration Statement, at the Effective Time, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations (except that in each case such counsel shall not express any view as to the financial statements, schedules and other financial information, statistical data and financial projections included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement) and (ii) no facts have come to such counsel's attention that have caused them to believe that the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Time of Purchase (or as of an Additional Time of Purchase, in the case of Additional Shares), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel shall not express any view as to the financial statements, schedules and other financial information, statistical data and financial projections included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

                                    EXHIBIT B

                    FORM OF NICHOLAS DALMASO ADVISER OPINION

     1. Based on certificates of the Secretary of the State of Delaware, the Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, with the necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them). Based on a certificates of the Secretaries of the States of New Jersey and Illinois, the Adviser is duly qualified to conduct its business and is in good standing under the laws of the States of New Jersey and Illinois, such States being those jurisdictions or places where the nature of the Adviser's properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of the Adviser to perform its obligations under the Underwriting Agreement, the Advisory Agreement and the Sub-Advisory Agreement to which it is a party (the Underwriting Agreement, the Advisory Agreement and the Sub-Advisory Agreement collectively referred to herein as the "Adviser Transaction Documents");

     2. The Adviser is duly registered with the Commission as an "investment adviser" under the Advisers Act, and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under either of the Advisory Agreements as contemplated by the Prospectus (or any amendment or supplement thereto); and, to the best of my knowledge after reasonable inquiry, there does not exist any proceeding which, if determined adversely with respect to the Adviser, would have a material adverse effect on the registration of the Adviser with the Commission;

     3. To the best of my knowledge after reasonable inquiry, there are no legal or governmental proceedings pending or threatened against the Adviser that are required to be described in the Prospectus (or any amendment or supplement thereto) but are not described as required or that, if determined adversely with respect to the Adviser, would have a material and adverse effect on the Adviser or on its ability to perform its obligations under either of the Advisory Agreements;

     4. Neither the execution, delivery or performance of the Adviser Transaction Documents by the Adviser, nor the consummation by the Adviser of the transactions contemplated thereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, or of any arbitrator, court, regulatory body, administrative agency or other governmental body, agency, or official of the State of Illinois (except as referred to in the Prospectus and such as have been already obtained). (B) conflicts or will conflict with, or constitutes or will constitute a breach of or default under, the limited liability company agreement or bylaws, or other organizational documents, of the Adviser or (C) conflicts or will conflict with, or constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other instrument to which the Adviser is a party, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Adviser, nor will any such action result in any material violation of any law of the State of Illinois, the Delaware Limited Liability Company Act, the 1940 Act, the Investment Advisers Act or any regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties; except in any case under clause (A), (B) or (C) which does not have a material and adverse effect on the Adviser or on the ability of the Adviser to perform its obligations under the Adviser Transaction Documents;

     5. The Adviser has the necessary power and authority to enter into the Adviser Transaction Documents; the execution and delivery of, and the performance by the Adviser of its obligations under, the Adviser Transaction Documents have been duly and validly authorized by the Adviser and the Adviser Transaction Documents have been duly executed and delivered by the Adviser; and (assuming due and valid authorization, execution and delivery by the other parties thereto) each of the Advisory Agreements is a valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms, except as rights to indemnity and contribution in the Advisory Agreements may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Adviser's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws (whether statutory or decisional) relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

     6. Each of the Adviser Transaction Documents complies in all material respects with the applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Fund, the Adviser, the Sub-Adviser, representatives of the independent accountants of the Fund and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Such counsel shall state that he does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus and have made no independent check or verification thereof. On the basis of the foregoing, such counsel shall state that no facts have come to such counsel's attention that have caused him to believe that the Registration Statement, at the Effective Time, contained an untrue statement of a material fact concerning the Adviser or omitted to state a material fact concerning the Adviser required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Time of Purchase (or as of an Additional Time of Purchase, in the case of Additional Shares), contained or contains an untrue statement of a material fact concerning the Adviser or omitted or omits to state a material fact concerning the Adviser necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel shall not express any view as to the financial statements, schedules and other financial information, statistical data and financial projections included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

                                    EXHIBIT C

                     FORM OF ___________ SUB-ADVISER OPINION

     1. Based on certificates of the Secretary of the State of Florida, the Adviser is a corporation duly organized and validly existing in good standing under the laws of the State of Florida, with the necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them). Based on a certificates of the Secretary of the State of Florida, the Sub-Adviser is duly qualified to conduct its business and is in good standing under the laws of the State of Florida and in each other jurisdiction or place where the nature of the Sub-Adviser's properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under the Underwriting Agreement and the Sub-Advisory Agreement (the Underwriting Agreement and the Sub-Advisory Agreement collectively referred to herein as the "Sub-Adviser Transaction Documents");

     7. The Sub-Adviser is duly registered with the Commission as an "investment adviser" under the Advisers Act, and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Sub-Advisory Agreement as contemplated by the Prospectus (or any amendment or supplement thereto); and, to the best of my knowledge after reasonable inquiry, there does not exist any proceeding which, if determined adversely with respect to the Sub-Adviser, would have a material adverse effect on the registration of the Sub-Adviser with the Commission;

     8. To the best of my knowledge after reasonable inquiry, there are no legal or governmental proceedings pending or threatened against the Sub-Adviser that are required to be described in the Prospectus (or any amendment or supplement thereto) but are not described as required or that, if determined adversely with respect to the Sub-Adviser, would have a material and adverse effect on the Sub-Adviser or on its ability to perform its obligations under the Sub-Advisory Agreement;

     9. Neither the execution, delivery or performance of the Sub-Adviser Transaction Documents by the Sub-Adviser, nor the consummation by the Sub-Adviser of the transactions contemplated thereby (A) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, or of any arbitrator, court, regulatory body, administrative agency or other governmental body, agency, or official of the State of Florida (except as referred to in the Prospectus and such as have been already obtained). (B) conflicts or will conflict with, or constitutes or will constitute a breach of or default under, the limited liability company agreement or bylaws, or other organizational documents, of the Sub-Adviser or (C) conflicts or will conflict with, or constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other instrument to which the Sub-Adviser is a party, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Sub-Adviser, nor will any such action result in any material violation of any law of the State of Florida, the 1940 Act, the Investment Advisers Act or any regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties; except in any case under clause (A), (B) or (C) which does not have a material and adverse effect on the Sub-Adviser or on the ability of the Sub-Adviser to perform its obligations under the Sub-Adviser Transaction Documents;

     10. The Sub-Adviser has the necessary power and authority to enter into the Sub-Adviser Transaction Documents; the execution and delivery of, and the performance by the Sub-Adviser of its obligations under, the Sub-Adviser Transaction Documents have been duly and validly authorized by the Sub-Adviser and the Sub-Adviser Transaction Documents have been duly executed and delivered by the Sub-Adviser; and (assuming due and valid authorization, execution and delivery by the other parties thereto) the Sub-Advisory Agreement is a valid and legally binding agreement of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except as rights to indemnity and contribution in the Sub-Advisory Agreement may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Sub-Adviser's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws (whether statutory or decisional) relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

     11. Each of the Sub-Adviser Transaction Documents complies in all material respects with the applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Fund, the Adviser, the Sub-Adviser, representatives of the independent accountants of the Fund and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Such counsel shall state that he does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus and have made no independent check or verification thereof. On the basis of the foregoing, such counsel shall state that no facts have come to such counsel's attention that have caused him to believe that the Registration Statement, at the Effective Time, contained an untrue statement of a material fact concerning the Adviser or omitted to state a material fact concerning the Sub-Adviser required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Time of Purchase (or as of an Additional Time of Purchase, in the case of Additional Shares), contained or contains an untrue statement of a material fact concerning the Adviser or omitted or omits to state a material fact concerning the Sub-Adviser necessary in order to make

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the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel shall not express any view as to the financial statements, schedules and other financial information, statistical data and financial projections included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

                                       49